Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
CONSOLIDATED STATEMENTS OF INCOME
(UNAUDITED)

(In Millions, Except Per Share Amounts)	Year Ended December 31,
	2015	2014
REVENUES:
Timber	$724	$767
Real Estate	318	289
Manufacturing	350	368
Energy and Natural Resources	37	34
Other	16	18
Total Revenues	1,445	1,476

COSTS AND EXPENSES:
Cost of Goods Sold:
Timber	538	555
Real Estate	166	151
Manufacturing	307	322
Energy and Natural Resources	11	10
Other	15	16
Total Cost of Goods Sold	1,037	1,054
Selling, General and Administrative	150	115
Total Costs and Expenses	1,187	1,169

Other Operating Income (Expense), net	16	15

Operating Income	274	322

Earnings from Unconsolidated Entities	83	66

Interest Expense, net:
Interest Expense (Debt Obligations to Unrelated Parties)	105	108
Interest Expense (Note Payable to Timberland Venture)	58	58
Total Interest Expense, net	163	166

Income before Income Taxes	194	222

Provision (Benefit) for Income Taxes	(3)	8

Net Income	$197	$214

PER SHARE AMOUNTS:

Net Income per Share – Basic	$1.12	$1.21
Net Income per Share – Diluted	$1.12	$1.21

Weighted-Average Number of Shares Outstanding
– Basic	174.9	176.7
– Diluted	175.2	177.0

SUPPLEMENTAL INCOME STATEMENT INFORMATION:
Equity Earnings from Timberland Venture	$77	$63
Equity Earnings (Loss) from Real Estate Development Ventures	6	3
Earnings from Unconsolidated Entities	$83	$66

Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
CONSOLIDATED STATEMENTS OF INCOME
(UNAUDITED)

(In Millions, Except Per Share Amounts)	Quarter Ended December 31,
	2015	2014
REVENUES:
Timber	$176	$204
Real Estate	55	120
Manufacturing	79	93
Energy and Natural Resources	13	8
Other	—	3
Total Revenues	323	428

COSTS AND EXPENSES:
Cost of Goods Sold:
Timber	133	148
Real Estate	22	76
Manufacturing	71	81
Energy and Natural Resources	3	2
Other	1	2
Total Cost of Goods Sold	230	309
Selling, General and Administrative	50	33
Total Costs and Expenses	280	342

Other Operating Income (Expense), net	10	6

Operating Income	53	92

Earnings from Unconsolidated Entities	17	22

Interest Expense, net:
Interest Expense (Debt Obligations to Unrelated Parties)	24	27
Interest Expense (Note Payable to Timberland Venture)	15	15
Total Interest Expense, net	39	42

Income before Income Taxes	31	72

Provision (Benefit) for Income Taxes	(3)	4

Net Income	$34	$68

PER SHARE AMOUNTS:

Net Income per Share – Basic	$0.19	$0.39
Net Income per Share – Diluted	$0.19	$0.39

Weighted-Average Number of Shares Outstanding
– Basic	173.8	175.9
– Diluted	174.2	176.2

SUPPLEMENTAL INCOME STATEMENT INFORMATION:
Equity Earnings from Timberland Venture	$18	$15
Equity Earnings (Loss) from Real Estate Development Ventures	(1)	7
Earnings from Unconsolidated Entities	$17	$22

Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
CONSOLIDATED BALANCE SHEETS
(UNAUDITED)

(In Millions, Except Per Share Amounts)	December 31, 2015	December 31, 2014
ASSETS
Current Assets:
Cash and Cash Equivalents	$88	$92
Accounts Receivable	32	38
Inventories	57	61
Deferred Tax Asset	13	6
Assets Held for Sale	24	98
Other Current Assets	16	15
	230	310

Timber and Timberlands, net	3,910	4,009
Minerals and Mineral Rights, net	281	289
Property, Plant and Equipment, net	113	120
Equity Investment in Timberland Venture	235	217
Equity Investment in Real Estate Development Ventures	102	126
Deferred Tax Asset	24	23
Investment in Grantor Trusts (at Fair Value)	54	48
Other Assets	41	45
Total Assets	$4,990	$5,187

LIABILITIES
Current Liabilities:
Current Portion of Long-Term Debt	$—	$439
Line of Credit	519	95
Accounts Payable	22	27
Interest Payable	19	22
Wages Payable	31	31
Taxes Payable	10	10
Deferred Revenue	23	23
Other Current Liabilities	46	10
	670	657

Long-Term Debt	1,976	1,976
Note Payable to Timberland Venture	783	783
Other Liabilities	83	100
Total Liabilities	3,512	3,516

Commitments and Contingencies

STOCKHOLDERS’ EQUITY
Preferred Stock, $0.01 Par Value, Authorized Shares – 75.0, Outstanding – None	—	—
Common Stock, $0.01 Par Value, Authorized Shares – 300.6, Outstanding (net of Treasury Stock) – 174.2 at December 31, 2015 and 175.9 at December 31, 2014	2	2
Additional Paid-In Capital	2,988	2,955
Retained Earnings (Accumulated Deficit)	(382)	(271)
Treasury Stock, at Cost, Common Shares – 30.8 at December 31, 2015 and 28.3 at December 31, 2014	(1,094)	(992)
Accumulated Other Comprehensive Income (Loss)	(36)	(23)
Total Stockholders’ Equity	1,478	1,671
Total Liabilities and Stockholders’ Equity	$4,990	$5,187

Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)

	Year Ended December 31,
(In Millions)	2015	2014
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$197	$214
Adjustments to Reconcile Net Income to Net Cash Provided By Operating Activities:
Depreciation, Depletion and Amortization (Includes $2 MDF Fire Impairment Loss in 2014)	133	138
Basis of Real Estate Sold	148	129
Earnings from Unconsolidated Entities	(83)	(66)
Distributions from Timberland Venture	59	57
Distributions from Real Estate Development Ventures	6	2
Deferred Income Taxes	(8)	4
Pension Plan Contributions	(9)	(9)
Realized Gains from Sales of Marketable Securities	(10)	—
Working Capital Changes	9	(11)
Other	21	(1)
Net Cash Provided By (Used In) Operating Activities	463	457

CASH FLOWS FROM INVESTING ACTIVITIES
Capital Expenditures, Excluding Timberland Acquisitions (Includes $12 MDF Replacement Capital in 2014)	(82)	(89)
Timberlands Acquired	(7)	—
Contributions to Real Estate Development Ventures	(5)	(9)
Distributions from Real Estate Development Ventures	29	23
Insurance Recoveries (Property Damage)	2	10
Proceeds from Sale of Properties and Other Assets	4	—
Investments in Assets Held in Grantor Trust	(39)	(1)
Sales of Marketable Securities Held in Grantor Trust	33	—
Other	(1)	1
Net Cash Provided By (Used In) Investing Activities	(66)	(65)

CASH FLOWS FROM FINANCING ACTIVITIES
Dividends	(308)	(312)
Borrowings on Line of Credit	1,008	1,307
Repayments on Line of Credit	(584)	(1,679)
Principal Payments and Retirement of Long-Term Debt	(439)	—
Proceeds from Stock Option Exercises	24	3
Acquisition of Treasury Stock	(102)	(52)
Net Cash Provided By (Used In) Financing Activities	(401)	(733)

Increase (Decrease) In Cash and Cash Equivalents	(4)	(341)
Cash and Cash Equivalents:
Beginning of Period	92	433

End of Period	$88	$92

Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)

	Quarter Ended December 31,
(In Millions)	2015	2014
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$34	$68
Adjustments to Reconcile Net Income to Net Cash Provided By Operating Activities:
Depreciation, Depletion and Amortization	34	37
Basis of Real Estate Sold	17	69
Earnings from Unconsolidated Entities	(17)	(22)
Distributions from Real Estate Development Ventures	(1)	2
Deferred Income Taxes	(3)	2
Pension Plan Contributions	(9)	(9)
Realized Gains from Sales of Marketable Securities	(9)	—
Working Capital Changes	(16)	(15)
Other	11	3
Net Cash Provided By (Used In) Operating Activities	41	135

CASH FLOWS FROM INVESTING ACTIVITIES
Capital Expenditures, Excluding Timberland Acquisitions (Includes $3 MDF Fire Replacement Capital in 2014)	(21)	(24)
Timberlands Acquired	—	—
Distributions from Real Estate Development Ventures	5	18
Insurance Recoveries (Property Damage)	—	7
Proceeds from Sale of Properties and Other Assets	4	—
Investments in Assets Held in Grantor Trust	(37)	(1)
Sales of Marketable Securities Held in Grantor Trust	30	—
Other	—	1
Net Cash Provided By (Used In) Investing Activities	(19)	1

CASH FLOWS FROM FINANCING ACTIVITIES
Dividends	(76)	(78)
Borrowings on Line of Credit	634	322
Repayments on Line of Credit	(157)	(379)
Principal Payments and Retirement of Long-Term Debt	(439)	—
Proceeds from Stock Option Exercises	23	1
Net Cash Provided By (Used In) Financing Activities	(15)	(134)

Increase (Decrease) In Cash and Cash Equivalents	7	2
Cash and Cash Equivalents:
Beginning of Period	81	90

End of Period	$88	$92

Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
SEGMENT DATA
(UNAUDITED)

	Year Ended December 31,
(In Millions)	2015	2014
Revenues:
Northern Resources	$228	$264
Southern Resources	521	531
Real Estate	318	289
Manufacturing	350	368
Energy and Natural Resources	37	34
Other	16	18
Eliminations	(25)	(28)
Total Revenues	$1,445	$1,476

Operating Income (Loss):
Northern Resources	$27	$44
Southern Resources	123	137
Real Estate	144	133
Manufacturing (A)	35	49
Energy and Natural Resources (B)	25	25
Other (C)	6	2
Other Costs and Eliminations, net	(80)	(65)
Total Operating Income	$280	$325

Adjusted EBITDA by Segment: (D)
Northern Resources	$53	$72
Southern Resources	207	219
Real Estate	293	263
Manufacturing	45	65
Energy and Natural Resources	34	33
Other	25	17
Other Costs and Eliminations, net	(78)	(64)
Total	$579	$605
(A) During the second quarter of 2014, we experienced a fire at our MDF facility and recorded a $2 million loss representing the net book value of the building and equipment damaged or destroyed by the fire. During 2015 and 2014, we recorded gains related to insurance recoveries of $3 million and $13 million, respectively. Insurance recoveries were received for costs incurred to rebuild or replace the damaged building and equipment and for business interruption costs. Both the building and equipment loss and the insurance recoveries are reported as Other Operating Gain in our Manufacturing Segment and are included in Other Operating Income (Expense), net in the Consolidated Statements of Income.
(B) During the fourth quarter of 2014, the company agreed to terminate a land lease for consideration of $2 million from the lessor. The land lease had been accounted for as an operating lease. The $2 million consideration is reported as Other Operating Gain in our Energy and Natural Resources Segment as it was primarily for the release of mineral rights and is included in Other Operating Income (Expense), net in the Consolidated Statements of Income.
(C) For segment reporting, Equity Earnings (Loss) from Real Estate Development Ventures is included in Operating Income (Loss) for the Other Segment. Equity earnings of $6 million and $3 million were recorded for 2015 and 2014, respectively.
(D) Refer to the separate schedule, "Segment Data - Adjusted EBITDA" for reconciliations of Adjusted EBITDA to operating income and net cash provided by operating activities.

Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
SEGMENT DATA
(UNAUDITED)

	Quarter Ended December 31,
(In Millions)	2015	2014
Revenues:
Northern Resources	$56	$66
Southern Resources	128	145
Real Estate	55	120
Manufacturing	79	93
Energy and Natural Resources	13	8
Other	—	3
Eliminations	(8)	(7)
Total Revenues	$323	$428

Operating Income (Loss):
Northern Resources	$5	$10
Southern Resources	27	38
Real Estate	30	42
Manufacturing (A)	4	14
Energy and Natural Resources (B)	10	7
Other (C)	(1)	7
Other Costs and Eliminations, net	(23)	(19)
Total Operating Income	$52	$99

Adjusted EBITDA by Segment: (D)
Northern Resources	$11	$17
Southern Resources	49	61
Real Estate	48	111
Manufacturing	6	18
Energy and Natural Resources	12	9
Other	3	19
Other Costs and Eliminations, net	(22)	(19)
Total	$107	$216
(A) During the second quarter of 2014, we experienced a fire at our MDF facility and recorded a $2 million loss representing the net book value of the building and equipment damaged or destroyed by the fire. During the fourth quarters of 2015 and 2014, we recorded gains related to insurance recoveries of $0 and $4 million, respectively. Insurance recoveries were received for costs incurred to rebuild or replace the damaged building and equipment and for business interruption costs. Both the building and equipment loss and the insurance recoveries are reported as Other Operating Gain in our Manufacturing Segment and are included in Other Operating Income (Expense), net in the Consolidated Statements of Income.
(B) During the fourth quarter of 2014, the company agreed to terminate a land lease for consideration of $2 million from the lessor. The land lease had been accounted for as an operating lease. The $2 million consideration is reported as Other Operating Gain in our Energy and Natural Resources Segment as it was primarily for the release of mineral rights and is included in Other Operating Income (Expense), net in the Consolidated Statements of Income.
(C) For segment reporting, Equity Earnings (Loss) from Real Estate Development Ventures is included in Operating Income (Loss) for the Other Segment. An equity loss of $1 million and equity earnings of $7 million were recorded for the quarterly periods ended December 31, 2015 and December 31, 2014, respectively.
(D) Refer to the separate schedule, "Segment Data - Adjusted EBITDA" for reconciliations of Adjusted EBITDA to operating income and net cash provided by operating activities.

Exhibit 99.2

Plum Creek Timber Company, Inc
Selected Operating Statistics
(Unaudited)

		2015
		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Sales Realization	Units
Southern Resources
Sawlog	$/Ton Stumpage	$23	$22	$22	$21	$22
Pulpwood	$/Ton Stumpage	$13	$13	$13	$13	$13
Northern Resources
Sawlog	$/Ton Delivered	$86	$79	$82	$79	$82
Pulpwood	$/Ton Delivered	$48	$47	$50	$49	$49

Lumber (1)	$/MBF	$534	$422	$398	$379	$441
Plywood (1)	$/MSF	$504	$520	$512	$509	$511
Fiberboard (1)	$/MSF	$687	$685	$677	$677	$682

Sales Volume
Southern Resources
Sawlog	1,000 Tons	1,527	1,499	1,596	1,483	6,105
Pulpwood	1,000 Tons	2,095	2,270	2,376	2,309	9,050
Total Harvest		3,622	3,769	3,972	3,792	15,155
Northern Resources
Sawlog	1,000 Tons	570	434	429	472	1,905
Pulpwood	1,000 Tons	460	306	429	394	1,589
Total Harvest		1,030	740	858	866	3,494

Lumber	MBF	36,083	30,510	27,862	25,888	120,343
Plywood	MSF	47,530	45,265	45,532	39,967	178,294
Fiberboard	MSF	54,053	59,374	56,713	51,362	221,502

		2014
		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Sales Realization	Units
Southern Resources
Sawlog	$/Ton Stumpage	$22	$22	$22	$23	$22
Pulpwood	$/Ton Stumpage	$12	$12	$12	$13	$12
Northern Resources
Sawlog	$/Ton Delivered	$86	$83	$86	$86	$85
Pulpwood	$/Ton Delivered	$43	$41	$46	$45	$44

Lumber (1)	$/MBF	$573	$594	$579	$556	$576
Plywood (1)	$/MSF	$451	$468	$498	$507	$483
Fiberboard (1)	$/MSF	$678	$675	$677	$673	$676

Sales Volume
Southern Resources
Sawlog	1,000 Tons	1,550	1,619	1,644	1,657	6,470
Pulpwood	1,000 Tons	2,054	2,159	2,395	2,675	9,283
Total Harvest		3,604	3,778	4,039	4,332	15,753
Northern Resources
Sawlog	1,000 Tons	667	499	595	549	2,310
Pulpwood	1,000 Tons	470	248	430	427	1,575
Total Harvest		1,137	747	1,025	976	3,885

Lumber	MBF	37,703	39,697	40,445	36,020	153,865
Plywood	MSF	39,188	37,620	46,693	43,323	166,824
Fiberboard	MSF	50,681	54,831	48,810	49,704	204,026

(1) Represents prices at mill level.

Exhibit 99.2

Plum Creek Timber Company, Inc.
Land Sale Statistics
(Unaudited)

	2015
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Acres Sold
Small Non-strategic	2,060	1,515	1,060	12,420	17,055
Large Non-strategic (1)	—	—	97,715	—	97,715
Conservation (2)	121,160	6,610	—	4,605	132,375
HBU/Recreation	8,010	8,005	3,735	16,955	36,705
Development Properties	—	—	—	—	—
Conservation Easements	n/a	n/a	n/a	n/a	n/a
	131,230	16,130	102,510	33,980	283,850
Price per Acre
Small Non-strategic	$1,335	$955	$650	$1,390	$1,300
Large Non-strategic	$—	$—	$1,230	$—	$1,230
Conservation	$728	$860	$—	$800	$740
HBU/Recreation	$2,210	$2,255	$2,015	$1,905	$2,060
Development Properties	$—	$—	$—	$—	$—
Conservation Easements	$—	$—	$—	$665	$665

Revenue, ($ millions)
Small Non-strategic	$3	$1	$1	$17	$22
Large Non-strategic	$—	$—	$120	$—	$120
Conservation	$88	$6	$—	$4	$98
HBU/Recreation	$18	$18	$8	$32	$76
Development Properties	$—	$—	$—	$—	$—
Conservation Easements	$—	$—	$—	$2	$2
	$109	$25	$129	$55	$318

Basis of Real Estate Sold (3)	$83	$9	$39	$17	$148
	2014
	1st Qtr	2nd Qtr (4)	3rd Qtr	4th Qtr	YTD
Acres Sold
Small Non-strategic	3,035	23,640	3,245	545	30,465
Large Non-strategic (1)	—	—	—	22,920	22,920
Conservation (2)	3,415	11,875	2,455	48,270	66,015
HBU/Recreation	4,125	31,530	25,775	3,185	64,615
Development Properties	—	—	—	—	—
Conservation Easements	n/a	n/a	n/a	n/a	n/a
	10,575	67,045	31,475	74,920	184,015
Price per Acre
Small Non-strategic	$1,325	$790	$1,030	$1,300	$880
Large Non-strategic	$—	$—	$—	$2,845	$2,845
Conservation	$1,685	$635	$1,230	$950	$945
HBU/Recreation	$2,200	$1,485	$2,445	$2,545	$1,965
Development Properties	$—	$—	$—	$—	$—
Conservation Easements	$340	$300	$—	$—	$320

Revenue, ($ millions)
Small Non-strategic	$4	$19	$3	$1	$27
Large Non-strategic	$—	$—	$—	$65	$65
Conservation	$6	$8	$3	$46	$63
HBU/Recreation	$9	$46	$63	$8	$126
Development Properties	$—	$—	$—	$—	$—
Conservation Easements	$4	$4	$—	$—	$8
	$23	$77	$69	$120	$289

Basis of Real Estate Sold (3)	$6	$25	$29	$69	$129

Exhibit 99.2

Plum Creek Timber Company, Inc.
Notes to Land Sale Statistics
(Unaudited)

(1) During the third quarter of 2015 the company sold 97,715 acres of Large Non-strategic lands located in Florida for $120 million. During the fourth quarter of 2014, the company sold 15,185 acres of Large Non-strategic lands located in Alabama for $36.2 million and 7,735 acres of Large Non-strategic lands located in Oregon for $29.0 million.

(2) During the first quarter of 2015 the company sold 117,400 acres in Montana for $85.1 million. During the fourth quarter of 2014, the company sold 47,800 acres in Washington for $45.6 million.

(3) Includes $37.1 million in the third quarter of 2015 for a 97,715 acre sale located in Florida, and $71.8 million in the first quarter of 2015 for a 117,400 acre sale located in Montana. Also includes $50 million in the fourth quarter of 2014 for a 47,800 acre sale located in Washington, $4 million in the fourth quarter of 2014 for a 7,735 acre sale located in Oregon and $11.5 million in the fourth quarter of 2014 for a 15,185 Large Non-strategic sale located in Alabama. Includes $12 million in the second quarter of 2014 for a 49,400 acre sale located in Wisconsin.

(4) During the second quarter of 2014, the company sold approximately 49,400 acres in Wisconsin for $45.3 million. The transaction consisted of approximately 22,400 acres of HBU/ Recreation property with an estimated value of $28.7 million, approximately 17,000 acres of Small Non-strategic property with an estimated value of $11.6 million and approximately 10,000 acres of Conservation property with an estimated value of $5.0 million.

Exhibit 99.2

Plum Creek Timber Company, Inc.
Acreage Ownership by State
December 31, 2015
(Unaudited)

Alabama	137,000
Arkansas	708,000
Florida	315,000
Georgia	775,000
Louisiana	395,000
Maine	852,000
Michigan	567,000
Mississippi	570,000
Montana	769,000
New Hampshire	24,000
North Carolina	3,000
Oregon	334,000
South Carolina	332,000
Texas	2,000
Vermont	86,000
Virgina	125,000
Washington	29,000
West Virginia	258,000
Wisconsin	4,000
Total	6,285,000

Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
MEDIUM DENSITY FIBERBOARD ("MDF") FACILITY FIRE - OPERATING RESULTS IMPACT
December 31, 2015
(UNAUDITED)

On June 10, 2014, we experienced a fire at our MDF facility. Production at the facility resumed on July 10, 2014. The schedule below details the components that impacted operating income in each quarter of 2014 and 2015, and for each of the full years.

	2014				2015
(In Millions)	2nd Qtr	3rd Qtr	4th Qtr	Total	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Total
Impacts on Operating Results:
Foregone MDF Income	$(4)	$—	$—	$(4)	$—	$—	$—	$—	$—
Business Interruption Recoveries(1)	$—	$—	$3	$3	$—	$1	$—	$—	$1
Loss on Property, Plant and Equipment	$(2)	$—	$—	$(2)	$—	$—	$—	$—	$—
Property Insurance Recoveries(1)	$4	$5	$1	$10	$—	$1	$1	$—	$2
Net Impact on Manufacturing Operating Income	$(2)	$5	$4	$7	$—	$2	$1	$—	$3
Impact on Net Income	$(1)	$3	$2	$4	$—	$1	$1	$—	$2
Impact on Diluted EPS	$(0.01)	$0.02	$0.01	$0.02	$—	$0.01	$—	$—	$0.01

(1) The insurance recoveries reflect the impact of our cumulative $1 million deductible. Business interruption recoveries of $3 million and $1 million were recorded in the fourth quarter of 2014 and the second quarter of 2015, respectively, when the cash payments were received. Property insurance recoveries were recorded as repair expenditures were incurred by the company. As of December 31, 2015 $16 million of cash payments from insurance recoveries have been received.

Exhibit 99.2

Plum Creek Timber Company, Inc.
Segment Data - Adjusted EBITDA
Reconciliation of Operating Income and Net Cash
Provided by Operating Activities
(Unaudited)

We define Adjusted EBITDA as earnings from continuing operations, excluding Equity Earnings from the Timberland Venture, and before interest expense (including any gains or losses from extinguishment of debt), taxes, depreciation, depletion, amortization, and basis in real estate sold. In addition to including Equity Earnings or Loss from Real Estate Development Ventures in Adjusted EBITDA, we also include, as an add back to Operating Income for the Other Segment, our proportional share of depreciation, depletion, amortization, and basis in real estate sold from this equity method investment. Adjusted EBITDA is not considered a measure of financial performance under U.S. generally accepted accounting principles (U.S. GAAP) and the items excluded from Adjusted EBITDA are significant components of our consolidated financial statements.

We present Adjusted EBITDA as a supplemental performance measure because we believe it facilitates operating performance comparisons from period to period, and each business segment’s contribution to that performance, by eliminating non-cash charges to earnings, which can vary significantly by business segment. These non-cash charges include timber depletion, depreciation of fixed assets and the basis in real estate sold. We also use Adjusted EBITDA as a supplemental liquidity measure because we believe it is useful in measuring our ability to generate cash. In addition, we believe Adjusted EBITDA is commonly used by investors, lenders and rating agencies to assess our financial performance.

A reconciliation of Adjusted EBITDA to net income and net cash from operating activities, the most directly comparable U.S. GAAP performance and liquidity measures, is provided in the following schedules:

	Year Ended December 31, 2015

	Operating Income	Depreciation, Depletion and Amortization	Basis of Real Estate Sold	Adjusted EBITDA
By Segment (1)
Northern Resources	$27	$26	$—	$53
Southern Resources	123	84	—	207
Real Estate	144	1	148	293
Manufacturing	35	10	—	45
Energy and Natural Resources	25	9	—	34
Other	6	1	18	25
Other Costs and Eliminations	(93)	2	—	(91)
Other Unallocated Operating Income (Expense), net	13	—	—	13
Total	$280	$133	$166	$579

Reconciliation to Net Income (2)
Equity Earnings from Timberland Venture	77
Interest Expense	(163)
(Provision) Benefit for Income Taxes	3
Net Income	$197

Reconciliation to Net Cash Provided By Operating Activities (1)
Net Cash Flows from Operations				$463
Interest Expense				163
Amortization of Debt Costs				(1)
Provision / (Benefit) for Income Taxes				(3)
Distributions from Timberland Venture				(59)
Distributions from Real Estate Development Ventures				(6)
Equity Earnings, Depletion, Amortization, and Basis of Real Estate Sold from Real Estate Development Ventures				25
Deferred Income Taxes				8
Gain on Sale of Properties and Other Assets				—
Timber Deed Acquired				—
Pension Plan Contributions				9
Realized Gains from Sales of Marketable Securities				10
Working Capital Changes				(9)
Other				(21)
Adjusted EBITDA				$579

(1) Includes Equity Earnings from Real Estate Development Ventures ($6 million) in Operating Income for the Other Segment, along with our proportional share of depreciation, depletion, amortization ($1 million), and basis in real estate sold ($18 million) from this equity method investment.
(2) Includes reconciling items not allocated to segments for financial reporting purposes.

Exhibit 99.2

	Year Ended December 31, 2014

	Operating Income	Depreciation, Depletion and Amortization	Basis of Real Estate Sold	Adjusted EBITDA
By Segment (1)
Northern Resources	$44	$28	$—	$72
Southern Resources	137	82	—	219
Real Estate	133	1	129	263
Manufacturing	49	16	—	65
Energy and Natural Resources	25	8	—	33
Other	2	2	13	17
Other Costs and Eliminations	(67)	1	—	(66)
Other Unallocated Operating Income (Expense), net	2	—	—	2
Total	$325	$138	$142	$605

Reconciliation to Net Income (2)
Equity Earnings from Timberland Venture	63
Interest Expense	(166)
(Provision) Benefit for Income Taxes	(8)
Net Income	$214

Reconciliation to Net Cash Provided By Operating Activities (1)
Net Cash Flows from Operations				$457
Interest Expense				166
Amortization of Debt Costs				(2)
Provision / (Benefit) for Income Taxes				8
Distributions from Timberland Venture				(57)
Distributions from Real Estate Development Ventures				(2)
Equity Earnings, Depletion, Amortization, and Basis of Real Estate Sold from Real Estate Development Ventures				18
Deferred Income Taxes				(4)
Gain on Sale of Properties and Other Assets				—
Timber Deed Acquired				—
Pension Plan Contributions				9
Working Capital Changes				11
Other				1
Adjusted EBITDA				$605

(1) Includes Equity Earnings from Real Estate Development Ventures ($3 million) in Operating Income for the Other Segment, along with our proportional share of depreciation, depletion, amortization ($2 million), and basis in real estate sold ($13 million) from this equity method investment.
(2) Includes reconciling items not allocated to segments for financial reporting purposes.

Exhibit 99.2

	Quarter Ended December 31, 2015

	Operating Income	Depreciation, Depletion and Amortization	Basis of Real Estate Sold	Adjusted EBITDA
By Segment (1)
Northern Resources	$5	$6	$—	$11
Southern Resources	27	22	—	49
Real Estate	30	1	17	48
Manufacturing	4	2	—	6
Energy and Natural Resources	10	2	—	12
Other	(1)	—	4	3
Other Costs and Eliminations	(33)	1	—	(32)
Other Unallocated Operating Income (Expense), net	10	—	—	10
Total	$52	$34	$21	$107

Reconciliation to Net Income (2)
Equity Earnings from Timberland Venture	18
Interest Expense	(39)
(Provision) Benefit for Income Taxes	3
Net Income	$34

Reconciliation to Net Cash Provided By Operating Activities (1)
Net Cash Flows from Operations				$41
Interest Expense				39
Amortization of Debt Costs				—
Provision / (Benefit) for Income Taxes				(3)
Distributions from Timberland Venture				—
Distributions from Real Estate Development Ventures				1
Equity Earnings, Depletion, Amortization, and Basis of Real Estate Sold from Real Estate Development Ventures				3
Deferred Income Taxes				3
Gain on Sale of Properties and Other Assets				—
Timber Deed Acquired				—
Pension Plan Contributions				9
Realized Gains from Sales of Marketable Securities				9
Working Capital Changes				16
Other				(11)
Adjusted EBITDA				$107

(1) Includes Equity Loss from Real Estate Development Ventures ($1 million) in Operating Income for the Other Segment, along with our proportional share of depreciation, depletion, amortization ($0), and basis in real estate sold ($4 million) from this equity method investment.

(2) Includes reconciling items not allocated to segments for financial reporting purposes.

Exhibit 99.2

	Quarter Ended December 31, 2014

	Operating Income	Depreciation, Depletion and Amortization	Basis of Real Estate Sold	Adjusted EBITDA
By Segment (1)
Northern Resources	$10	$7	$—	$17
Southern Resources	38	23	—	61
Real Estate	42	—	69	111
Manufacturing	14	4	—	18
Energy and Natural Resources	7	2	—	9
Other	7	1	11	19
Other Costs and Eliminations	(19)	—	—	(19)
Other Unallocated Operating Income (Expense), net	—	—	—	—
Total	$99	$37	$80	$216

Reconciliation to Net Income (2)
Equity Earnings from Timberland Venture	15
Interest Expense	(42)
(Provision) Benefit for Income Taxes	(4)
Net Income	$68

Reconciliation to Net Cash Provided By Operating Activities (1)
Net Cash Flows from Operations				$135
Interest Expense				42
Amortization of Debt Costs				(1)
Provision / (Benefit) for Income Taxes				4
Distributions from Timberland Venture				—
Distributions from Real Estate Development Ventures				(2)
Equity Earnings, Depletion, Amortization, and Basis of Real Estate Sold from Real Estate Development Ventures				19
Deferred Income Taxes				(2)
Gain on Sale of Properties and Other Assets				—
Timber Deed Acquired				—
Pension Plan Contributions				9
Working Capital Changes				15
Other				(3)
Adjusted EBITDA				$216

(1) Includes Equity Earnings from Real Estate Development Ventures ($7 million) in Operating Income for the Other Segment, along with our proportional share of depreciation, depletion, amortization ($1 million), and basis in real estate sold ($11 million) from this equity method investment.

(2) Includes reconciling items not allocated to segments for financial reporting purposes.